ACQUISITION	12 Months Ended
Dec. 31, 2014
ACQUISITION [Abstract]
ACQUISITION

NOTE 3 – ACQUISITION

On August 12, 2014, we consummated the acquisition of all of the outstanding stock of Hamilton Investment Group, Inc.  (“Hamilton”) pursuant to the terms of a Stock Purchase Agreement dated August 11, 2014 by and among the Company, Hamilton and the stockholders of Hamilton (the “Stock Purchase Agreement”). The purchase price consisted of: (a) Cash in the amount of $9,000,000 (paid by loan proceeds from the Heartland Bank Credit Facility - see Note 8); and (b) 3,523,554 shares (the “Shares”) of the registrant's common stock (determined based on the trailing 20-day average of our common stock) with a fair value of $2,219,839.   In addition, there exists a working capital adjustment provision whereby we would be required pay the Hamilton stockholders additional cash equal to the amount of any working capital of Hamilton in excess of $2,200,000 (“Working Capital Target”) at closing; provided, however, that in the event that Hamilton's working capital is less than the Working Capital Target at closing, then the amount of such deficit will be offset against the Shares issued to the former Hamilton stockholders at closing. The purchase agreement contains 2-year non-compete/non-solicitation provisions for the former Hamilton stockholders. The Company relied on the exemption from registration provided by Rule 506 and/or Section 4(2) of the Securities Act of 1933, as amended, for the offer and sale of the Shares.

The acquisition of Hamilton has been accounted for as a business combination whereby the purchase price was allocated to tangible and intangible assets acquired and liabilities assumed based on their fair values as of the acquisition date.   Related acquisition costs amounting to approximately $175,945 were expensed outright and are shown under Other Income/Expenses in the consolidated statements of operations.

A summary of the purchase price consideration and related purchase price allocation are shown below:

Purchase Price
Cash	$ 9,000,000
Stock	2,219,839
Working capital adjustment	2,428,871

Total purchase price	$ 13,648,710

Purchase Price Allocation
Cash	$ 2,797,327
Accounts receivable	2,291,169
Net assets	5,003,667
Accounts payable and accrued liabilities	(647,166)
Intangible asset - customer list	2,380,000
Goodwill	1,823,713

Total purchase price	$ 13,648,710

Unaudited pro forma operation results for the years ended December 31, 2014 and 2013 as though the Company had acquired Hamilton on the first day of each fiscal year are set forth below.

	2014	2013
Revenues	$ 44,120,806	$ 26,587,954
Cost of revenues	30,670,316	18,557,835

Gross Profit	13,450,490	8,030,119

Operating expenses:
Selling, general and administrative	13,735,852	5,357,769
Total operating expenses	13,735,852	5,357,769

Income (loss) from operations	(285,362)	2,672,350

Other income (expense)
Loss on debt conversion	(11,063)	-
Loss on extinguishment of liability	-	(96,297)
Interest expense, net	(5,021,035)	(2,628,351)

Loss before income taxes	(5,317,460)	(52,298)

Benefit for deferred income taxes	5,639,233	5,490,251

Net income	$ 321,773	$ 5,437,953
Deemed dividend	(720,424)	-
Cumulative dividend	(205,078)	-

Net income attributable to common shareholders	$ (603,729)	$ 5,437,953